SNAP INTERACTIVE

Company Summary

May 2011

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP" or the "Company") made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements regarding future events and the Company's business strategy are forward-looking statements. In some cases you can identify forward-looking statements by terminology such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plan," "project," "seek," "target," and variations of such terms and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's Securities and Exchange Commission filings for a description of certain risks, uncertainties and assumptions and specifically to discussion under "Risk Factors" in the Company's most recently filed Form 10-K. These risks and uncertainties, as well as other risks of which the Company is not aware or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SNAP Interactive, Inc. does not guarantee or warrant the accuracy, completeness or timeliness of the information, conclusions or recommendations expressed in the third-party news stories or data included or referenced herein. Please note that any opinions, estimates, predictions or forecasts regarding Snap's performance made by the authors are theirs alone and do not represent the opinions, estimates, predictions or forecasts of Snap Interactive, Inc. or its management. Snap does not by its reference thereto imply its endorsement or concurrence with such information, conclusions or recommendations, and you should not rely on the information above in making an investment decision with respect to Snap's common stock.

Facebook® is a registered trademark of Facebook Inc. iPhone® is a registered trademark of Apple Inc.

Company Overview

- SNAP (OTCBB: STVI.OB) is a leading provider of social applications built on Facebook® platform focusing on "Dating" and "Location-Based Services"
- SNAP was founded in 2005, is headquartered in New York City, and currently has 23 full-time employees
- SNAP is one of the few publicly traded companies focused on the social space
- SNAP is a metrics-driven company with an extensive real-time stats dashboard for analysis, testing and optimization
- SNAP is a leading Facebook application developer[1]
- Core brand: AreYouInterested.com
  - One of the largest social dating applications on the internet with over 41 million users
  - Offers a completely integrated product for Facebook, iPhone®, and Web
  - ~15 million Monthly Active Users and ~1 million Daily Active Users[1]
- Emerging brand: WhoIsNear.com, a location-based service, launched public beta in February 2011
  - Leverages our social expertise to create a best-in-class location product
  - Extensive resources dedicated to development



Revenue
Thousands
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$769
$784
$801
$816
$927
$1,243
$1,707
$2,791
$3,736
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11

(1) AppData.com, as of May 16th, 2011

Key Stats for SNAP on Facebook® Platform

- ~41 million application installs (we have email addresses for a majority of users) (1)
- Growing by approximately *100,000 new installs and 40,000 new profiles per day*(1)
- ~15 million MONTHLY Active Users(2) and ~1 million DAILY Active Users(2)
- SNAP is a top worldwide Facebook App Developer(2)



AppData
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Alerts and Feeds
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Latest AppData Update: Monday, May 16, 2011

Go to Application: Go

App Leaderboard

Rank By: MAU | DAU | DAU/MAU

1.	CityVille	88,861,394
2.	FarmVille	44,354,206
3.	Texas HoldEm Poker	35,880,788
4.	Static HTML: iframe tabs	30,042,781
5.	Badoo	26,032,013
6.	BandPage by RootMusic	23,858,449
7.	Windows Live Messenger	19,026,022
8.	Phrases	16,857,458
9.	Are YOU Interested?	15,130,429
10.	FrontierVille	14,537,356
11.	Yahoo!	14,202,347
12.	Causes	13,749,454
13.	Quiz Taco!	13,472,424
14.	Café World by Zynga	12,673,382

Developer Leaderboard

Rank By: MAU | DAU | DAU/MAU

1.	Zynga	248,718,492
2.	Electronic Arts	33,196,888
3.	Mensing & Padvorac	30,042,781
4.	CrowdStar	29,975,228
5.	wooga	27,723,809
6.	Badoo	26,224,480
7.	Playdom	24,048,987
8.	RootMusic	23,858,449
9.	Takeoff Monkey	20,804,317
10.	Windows Live	19,026,022
11.	Social Point Inc.	17,132,046
12.	RockYou!	16,787,539
13.	SNAP Interactive	16,206,544

(1) Derived from internal data
(2) AppData.com, as of May 16th, 2011

SNAP's Core Products

SNAP INTERACTIVE

- SNAP's two main products are AreYouInterested.com and WhoIsNear.com
- Both products are built across *multiple platforms* enabling cheaper user acquisition through cross-promotion, as well as increased engagement and extensive reach

are you INTERESTED?



Facebook App
Website
Over 35 million singles!
Meet new people
Chat instantly
iPhone App

who is near beta



Facebook App
Website
JOIN FOR FREE!
Nearby Check-Ins
Europa Cafe
Most Popular
iPhone/Mobile App

Completely Integrated for a Single User Experience

AreYouInterested.com Traffic Growth [1]



AreYouInterested.com Monthly Active Users
Millions of Users
20
16
12
8
4
0
5/10/10
6/10/10
7/10/10
8/10/10
9/10/10
10/10/10
11/10/10
12/10/10
1/10/11
2/10/11
3/10/11
4/10/11
5/10/11



AreYouInterested.com Lifetime Total Installs
Millions
50
40
30
20
10
0
Grew from ~13 million to
~41 million in 12 months
5/10/10
6/10/10
7/10/10
8/10/10
9/10/10
10/10/10
11/10/10
12/10/10
1/10/11
2/10/11
3/10/11
4/10/11
5/10/11

AreYouInterested.com Feature Set

- Simple photo browsing interface with "Yes/Skip" options for potential matches
- Interest-based search feature utilizing our wealth of data that provides robust filtering based on intelligent categories
- Cross-platform compatibility with iPhone app allows users to port existing matches and messages on the go, and meet new people through live-chat feature

(1) Internal data generated by Facebook, as of May 16th, 2011

WhoIsNear.com Traffic Growth (1)



WhoIsNear.com Monthly Active Users
Monthly Active Users
1,000,000
750,000
500,000
250,000
0
9/1/10
10/1/10
11/1/10
12/1/10
1/1/11
2/1/11
3/1/11
4/1/11
5/1/11

- Location-based social application with deep social integration
- Launched Public Beta in February 2011
- Cross-platform Facebook, iPhone, mobile, and web apps

(1) Internal data generated by Facebook, as of April 7th, 2011

AreYouInterested.com & WhoIsNear.com Exciting Growth(1)

Top Gainers This Week

	Name	DAU	Gain	Gain,%
1.	Daily Horoscope	3,332,033	+2,428,251	+269%
2.	Badoo	2,155,109	+422,750	+24%
3.	Gardens of Time	1,902,345	+401,542	+27%
4.	Today's Video	391,282	+390,315	+40,364%
5.	WhoIsNear?	303,043	+228,528	+307%
6.	Kral Video !	220,430	+210,644	+2,153%
7.	Yahoo!	7,824,909	+185,536	+2%
8.	flipboard	329,581	+174,117	+112%
9.	Are YOU Interested?	1,098,569	+163,015	+17%
10.	Günlük Burç Yorumları	266,957	+149,796	+128%
11.	Tarjetitas	243,431	+143,753	+144%
12.	Bubble Saga	719,682	+140,529	+24%
13.	Diamond Dash	1,213,519	+130,048	+12%
14.	Pixable	254,328	+128,921	+103%
15.	PowerVideo	100,036	+97,604	+4,013%
16.	Videolar 2011	118,159	+91,960	+351%
17.	VideoGezegeni	102,069	+90,557	+787%
18.	Videoloji	89,236	+81,563	+1,063%
19.	Especially for You	103,514	+78,174	+309%
20.	HTC Sense	5,544,613	+77,086	+1%

- AreYouInterested.com and WhoIsNear.com were both among the top 10 fastest growing Facebook applications for week ending May 11th 2011

(1) Inside Facebook/AppData.com, May 11th, 2011

SNAP's Key Success Factors

- Comprehensive, Real-Time Analytics Dashboard
- Multi-Platform Approach
- Highly Effective User Acquisition Model

Comprehensive, Real-Time Analytics Dashboard

- Customized in-house analytics platform used to measure, A/B test, and analyze all of our products in real-time
- Over 1,000 different metrics measured in real time enables rapid and extensive optimization and testing

Graphical, comparative views vs. any past period



areyou INTERESTED?
's Administrative Dashboard

Intensely granular stats on all products



Details nearly every user action down to the minute

Customized, proprietary tools



areyou INTERESTED?
Payment Page Funnel

Multi-Platform Approach

- AreYouInterested.com and WhoIsNear.com are seamlessly integrated on the Web, Facebook, and iPhone for a single user experience across all platforms
- Enables easy cross-platform distribution for lower user acquisition costs
- One user-base across multiple platforms provides increased ability to achieve the critical mass of users that is essential for dating and location products to succeed

Multi-Platform Visualization


User
Enters
Uses
Uses
Over 35 million singles!
Meet new people
Chat Instantly
areyou INTERESTED?
Facebook App
iPhone App
Website
Uses

Completely Integrated for a Single User Experience

Highly Effective User Acquisition Model

- In-house system to manage user acquisition across thousands of campaigns on all products
- Average Revenue Per User (ARPU) and costs measured in real-time across all demographics and classifications of users to determine ROI's
- ROI's measured in real-time on very micro-levels based on age-range, sexual orientation, gender, and location enabling us to have real-time visibility into our media spends and to scale up or down accordingly
- Multi-platform approach enables multiple growth avenues as well as cross promotion to effectively lower the user acquisition cost
- Via *Bloomberg*[(1)]: "AreYouInterested.com is adding more than 50,000 users a day, according to New York-based parent SNAP Interactive Inc., compared with the 20,000 new daily users Match.com reports"—these installs acquired with a dramatically smaller advertising and marketing spend

Return on Investment Calculator


areyou
INTERESTED?
ROI Calculator
Summary:
Est. Summary:
Date
2011-04-21
2011-04-20
Total

Average Revenue per User Calculator


areyou
INTERESTED?
ARPU
TOTAL

(1) Bloomberg, "Facebook Friends In Search Of Romance Drive App Growth," December 23, 2010

Financial Performance

- 303% year-over-year revenue growth in Q1 2011 compared to Q1 2010
- Q1 2011 is SNAP's largest quarterly revenue total ever
- Eight straight quarters of revenue growth; April is SNAP's largest monthly revenue ever
- Annual revenue run-rate of $14.9 million based on Q1 2011 revenue
- Became a leading dating app with approximately $750,000 in "friends and family" funding and were one of only a limited number of top Facebook developers to become a leader and reach scale with no true venture capital funding

Future Growth Opportunities

SNAP Raised Capital to Accelerate Business Plan

- $ 8.5 million capital raise in January 2011 allows SNAP to put greater capital behind marketing for user growth and hire additional programming talent
  - Have already grown mobile team from 1 to 6 since January 2011



SNAP Interactive Quarterly Revenue: Q1 2010 – Q1 2011
Thousands
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$927
$1,243
$1,707
$2,791
$3,737
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11

Capital Raised

2005-2007	$750,000
January 2011	$8,500,000

Business Plan Growth Drivers

- Localizing apps including foreign language translation
- Offering additional local foreign payment methods
- Hiring talent to speed product development and iteration
- Leveraging opportunities from new markets
- Optimizing existing products
- Gaining market share in location-based services space to create a best-in-class location-based product

Future Growth Opportunities (continued)

Employ the Social Gaming Model to Capitalize On Large Distribution Capability

- With more than 41 million installs, we believe SNAP has the ability to employ the growth strategy that has been so successful in the social gaming industry: leverage a large engaging Facebook app to launch new products that reach scale quickly; we believe this strategy is a natural fit for WhoIsNear.com.

Gain Market Share in Location-Based Services Market

- Mobile location-based services market projected to exceed $12 billion by 2014[(1)]. SNAP is developing WhoIsNear.com to be a best-in-class location product with user acquisition prioritized ahead of revenue generation. With a robust feature-set and a large user base from AreYouInterested.com to market to, we believe that WhoIsNear.com is well-positioned to gain significant market share in the location-based services space.

Focus on Mobile

- SNAP is a leading Facebook app developer[(2)] and is aggressively expanding into the mobile space with WhoIsNear.com and AreYouInterested.com on the iPhone with a goal of being a leader on both Facebook and iPhone

(1) Juniper Research http://juniperresearch.com/viewpressrelease.php?pr=180
(2) AppData.com, as of May 16th, 2011

SNAP In The News: People Are Noticing…

SNAP INTERACTIVE

Bloomberg December 23, 2010

"Facebook Friends in Search of Romance Drive App Growth"

BUSINESS INSIDER January 7, 2011

"CHART OF THE DAY: Can't Afford Goldman's Facebook Stock? Here's Another Way To Play Facebook"

NEW YORK POST December 25, 2010

"Web's love app-eal: Facebook-based dating site thumps Match"

TechCrunch January 14, 2011

"SNAP Interactive Raises $8.5 Million For Social Dating Applications"

Bloomberg Businessweek February 1, 2011

"SNAP Location Service Links Facebook Users"

All Facebook October 19, 2010

"AreYouInterested Sits Atop The Facebook Dating World"

Bloomberg TELEVISION


Bloomberg
Dec 29, 2010, 9:22 AM ET
BLOOMBERG US
Snap Interactive Surges
FACEBOOK APP SHAKES UP ONLINE DATING
© 2011 Bloomberg L.P.
Dec 29, 2010, 9:22 AM ET
BLOOMBERG US
FACEBOOK APP SHAKES UP ONLINE DATING
LIVE
© 2011 Bloomberg L.P.

THE NEW YORK OBSERVER

"*Best of 2010:* New York's 10 Most On-Fire Tech Startups"

#8: SNAP Interactive

…And More!

The Street **CNBC**